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                                                                  EXHIBIT (21)




                                                LIST OF SUBSIDIARIES
                                                --------------------
Name of Company                                                                            Percentage Owned
- ---------------                                                                            ----------------
THE LTV CORPORATION                                                                             Parent

      Continental Emsco Company                                                                 100%

           Conemsco Limited                                                                     100%
           Continental Emsco Company C.A.                                                       100%
           Continental Emsco Company de Mexico, S.A. de C.V.                                    100%
           Continental Emsco Company Limited                                                    100%
           Elastomeric Actuators, Inc.                                                           60%
           Oil States Offshore Marine, Inc.                                                     100%
           Oil States Rubber Co.                                                                100%
           Oil States Rubber Co. (U.K.) Limited                                                  99%
               (1% owned by The LTV Corporation)

      Continental Supply Company                                                                100%

      Georgia Tubing Corporation                                                                100%

           Vought Arabia                                                                         49%

      Investment Bankers, Inc.                                                                  100%

           Inmobiliaria Nueva Icacos, S.A. de C.V.                                              100%
               (Intentionally left dormant)

      Jones & Laughlin Steel Incorporated                                                       100%

      Kinglsey International Insurance Ltd.                                                     100%

      LTV Corporation, The (Wyoming)                                                            100%

      LTV/EGL Holding Company                                                                   100%

           L-S Electro-Galvanizing Company                                                       60%

      LTV Electro-Galvanizing, Inc.                                                             100%

      LTV Holdings, Inc.                                                                        100%

           Reomar, Inc.                                                                         100%
              Chateaugay Corporation                                                            100%
           Republic Buildings Corporation                                                       100%

      LTV International N.V.                                                                    100%

      LTV Properties, Inc.                                                                      100%
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
Name of Company                                                                             Percentage Owned
- ---------------                                                                             ----------------
THE LTV CORPORATION (Continued)                                                                 Parent

      LTV Sales Finance Company                                                                 100%

      LTV Steel Company, Inc.                                                                   100%

           Aliquippa and Southern Railroad Company                                              100%
           Black River Lime Company                                                              37.5%
               25.0% owned by Jalcite I, Inc.
               12.5% owned by Jalcite II, Inc.
           Chicago Short Line Railway Company                                                   100%
           Crystalane, Inc.                                                                     100%
               Crystalee Coal Company                                                           100%
           Cuyahoga Valley Railway Company, The                                                 100%
               Mahoning Valley Railway Company, The                                             100%
           Dearborn Leasing Company                                                             100%
               LS-II Electro-Galvanizing Company                                                 50%
           Erie B Corporation                                                                   100%
           Erie I Corporation                                                                   100%
           International Steel Alliance, Inc.                                                   100%
           J&L Empire, Inc.                                                                     100%
               Empire Iron Mining Partnership                                                    25%
           Jalcite I, Inc.                                                                      100%
           Jalcite II, Inc.                                                                     100%
           Jalore Mining Company, Ltd.                                                          100%
           L.A.S. Resources, Inc.                                                                53%
           LTV Steel Mining Company                                                             100%
               45% owned by Erie B Corporation
               10% owned by Erie I Corporation
               45% owned by Youngstown Erie Corporation
           Lorain Pellet Terminal Company                                                       100%
           Monongahela Connecting Railroad Company, The                                         100%
           Nemacolin Mines Corporation                                                          100%
           Northern Land Company                                                                 50%
           Olga Coal Company                                                                     53%
           Presque Isle Corporation                                                              53.5%
           Processing Technology, Inc.                                                           33.3%
           Prospect Corporation, The                                                            100%
           Republic-Reserve, Inc.                                                               100%
           Republic Technology Corporation                                                      100%
           Reserve Mining Company                                                                50%
           River Terminal Railway Company, The                                                  100%
           Youngstown Erie Corporation                                                          100%
           YST Erie Corporation                                                                 100%

      LTV Steel Tubular Products Company                                                        100%

      RepSteel Overseas Finance N.V.                                                            100%
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